Exhibit 99.1

NEW RIVER PHARMACEUTICALS

NEW RIVER PHARMACEUTICALS

FBR Investor Conference

June 1, 2005
RJ Kirk (Chairman and CEO)
Krish Krishnan (CFO/COO)

Forward Looking Statements
This presentation may contain forward-looking statements that reflect management’s current views as to the Company’s clinical trials, regulatory approval process, product development, research programs and other future events and operations. These forward-looking statements involve uncertainties and risks that are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2005, as well as other public filings with the SEC. Actual results could differ materially from these forward-looking statements.

A platform technology yielding
proprietary products that offer significant clinical
advantages with low technical risk and
shorter development pathway, facing timely market
demand, in a favorable regulatory climate.
Investment Thesis

Active Drug
Peptide(s)
New Molecular Entity
New River’s Carrierwave™ Technology
■	Novel, proprietary drugs are created by covalently binding an active drug to one or more natural amino acids that are Generally Regarded As Safe (GRAS)
■	Active drug is released from conjugate enzymatically and is absorbed in the intestine or in other targeted organs or tissues
■	Safety and efficacy of the active drug and safety of the adjuvant are well established and accepted by the FDA

Potential Bioactive Enhancements
■	Increased bioavailability
■	Increased stability
■	Reduced variability
■	Decreased toxicity
■	Abuse resistance
■	Overdose protection

NSAIDS
OPIOIDS
THYROID HORMONE
REPLACEMENT
ANTIVIRALS
STIMULANTS
Targeting product classes that
need improvement

Compound	Indication	Timeline	Objective
NRP104	ADHD	NDA by end of 2005	■ Abuse Resistance and Overdose Protection ■ Comparable efficacy
NRP290	Acute Pain	IND in Q2 2005	■ Abuse Resistance and Overdose Protection ■ Comparable efficacy
NRP369	Chronic Pain	IND in Q4 2005	■ Abuse Resistance and Overdose Protection ■ Comparable efficacy
Product Pipeline

Research Efforts using Carrierwave™ Technology
■	Product that provides a more predictable level of the active hormone compared to currently marketed products. Therapeutic Area: Hypothyroidism
■	Product that provides reduced toxicity compared to currently marketed NSAIDs. Therapeutic Area: Inflammation

Expanding Capabilities through Collaboration
■	Shire Pharmaceuticals, Inc. (“Shire”)
•	NRP104 – novel stimulant treatment for ADHD, partnered with Shire
➢	New River primarily responsible for clinical and manufacturing development
➢	Shire primarily responsible for commercialization; leverages Shire’s CNS expertise and leadership in ADHD market
➢	Global product potential
➢	Profit share arrangement in US (generally, 75/25 for first two years, shared equally thereafter)

NRP108
■	Based on NRP104
■	Therapeutic Area: Major Depressive Disorders
■	Pre-Clinical
■	Subject to previously announced Collaboration Agreement with Shire Pharmaceuticals, Inc.

We believe that the market potential for this product ~ 5 billion doses/year*
* Based on IMS retail data and internal estimates
NRP290

NRP290: Preclinical Overview
■	Bioavailability of hydrocodone and hydromorphone levels in NRP290 comparable to hydrocodone bitartrate in dogs
■	Reduced bioavailability of hydrocodone and hydromorphone at increasing dosages
■	Reduced bioavailability via intranasal and intravenous routes
■	Resistant to chemical and enzymatic hydrolysis

NRP 290 (HC)
Hydrocodone bitartrate (HC)
NRP 290 (HM)
Hydrocodone bitartrate (HM)
Concentration (ng/mL)
0
5
10
15
20
25
0
2
4
6
8
10
12
Time (hours)

Concentration-time curves of hydrocodone and hydromorphone following oral administration of NRP290 or hydrocodone bitartrate (n=3, mean concentrations +/- S.D., dose -0.295  mg/kg HC base, HED 16 mg hydrocodone bitartrate)
•	Hydrocodone (AUC = 60% and Cmax = 51%)
•	Hydromorphone (AUC = 80% and Cmax = 78%)
•	Observed greater relative conversion to hydromorphone for NRP290
•	Hydromorphone is much more potent as an analgesic (and in inducing euphoria)
Oral Bioavailability in Dogs

Hydrocodone bitartrate
NRP290
AUClast (ng.h/ml)
HED (mg hydrocodone bitartrate)
0
100
200
300
400
500
600
700
800
900
0
50
100
150
200
250
300
350
400

Hydrocodone bitartrate
NRP290
Cmax (ng/ml)
HED (mg hydrocodone bitartrate)
0
100
200
300
400
500
600
700
800
900
1000
0
50
100
150
200
250
300
350
400

Bioavailability per HED at escalating oral doses of NRP290 and hydrocodone bitartrate in rats
Cmax-HED curves (n=3 per data point)
AUCinf-HED curves (n=3 per data point)
Dose Escalation in Rats

NEW RIVER PHARMACEUTICALS

800
700
600
500
400
300
200
100
0
Concentration (ng/ml)
0
1
2
3
4
5
6
7
8
Time (h)
Hydrocodone bitartrate
NRP290

Concentration-time curves of hydrocodone following intravenous administration of NRP290 or hydrocodone bitratrate (n=5, mean concentrations +/- S.D., dose - 1 mg/kg HC base)
•	Hydrocodone (AUC = 31% and Cmax = 22%)
•	Observed decreased bioavailability by IV route
Intravenous Bioavailability in Rats

450
400
350
300
250
200
150
100
50
0
Concentration (ng/ml)
0
1
2
3
4
5
6
7
8
Time (h)
Hydrocodone bitartrate
NRP290

Concentration-time curves of hydrocodone following intranasal administration of NRP290 or hydrocodone bitratrate (n=4, mean concentrations +/- S.D., dose - 1 mg/kg HC base)
•	Hydrocodone (AUC = 19% and Cmax = 9%)
•	Observed decreased bioavailability by IN route
Intranasal Bioavailability in Rats

NRP290 Stability
■	0-5% release under mild conditions (vinegar, baking soda)
■	Less than 50% in concentrated acid or base with heat
■	Up to 20% under enzymatic conditions (1 hour)
■	Less than 50% release in numerous household chemicals with heat
■	Difficult to recover/extract hydrolyzed hydrocodone